                                                                    EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Prospectus.

                                      /s/ KPMG PEAT MARWICK LLP
                                          KPMG PEAT MARWICK LLP

Denver, Colorado

May 14, 1996